First Quarter 2023 Earnings Conference Call April 28, 2023

2 Forward Looking Statements & Non-GAAP Measures This release contains certain “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. We and our representatives may, from time to time, make written or oral statements that are “forward-looking” and provide information other than historical information. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement. These factors include, among other things, the factors listed below. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of our management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “should,” “could,” “would,” “plans,” “goals,” “intend,” “project,” “estimate,” “forecast,” “may” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, these statements. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Additionally, we undertake no obligation to update any statement in light of new information or future events, except as required under federal securities law. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have an impact on our ability to achieve operating results, growth plan goals and future prospects include, but are not limited to, the following: (1) the risks of mergers (including with IOFB), including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (2) credit quality deterioration, pronounced and sustained reduction in real estate market values, or other uncertainties, including the impact of inflationary pressures on economic conditions and our business, resulting in an increase in the allowance for credit losses, an increase in the credit loss expense, and a reduction in net earnings; (3) the effects of actual and expected increases in inflation and interest rates, including on our net income and the value of our securities portfolio; (4) changes in the economic environment, competition, or other factors that may affect our ability to acquire loans or influence the anticipated growth rate of loans and deposits and the quality of the loan portfolio and loan and deposit pricing; (5) fluctuations in the value of our investment securities; (6) governmental monetary and fiscal policies; (7) changes in and uncertainty related to benchmark interest rates used to price loans and deposits, including the expected elimination of LIBOR and the adoption of a substitute; (8) legislative and regulatory changes, including changes in banking, securities, trade, and tax laws and regulations and their application by our regulators, including the new 1.0% excise tax on stock buybacks by publicly traded companies and any changes in response to the recent failures of other banks; (9) the ability to attract and retain key executives and employees experienced in banking and financial services; (10) the sufficiency of the allowance for credit losses to absorb the amount of actual losses inherent in our existing loan portfolio; (11) our ability to adapt successfully to technological changes to compete effectively in the marketplace; (12) credit risks and risks from concentrations (by geographic area and by industry) within our loan portfolio; (13) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds, financial technology companies, and other financial institutions operating in our markets or elsewhere or providing similar services; (14) the failure of assumptions underlying the establishment of allowances for credit losses and estimation of values of collateral and various financial assets and liabilities; (15) volatility of rate-sensitive deposits; (16) operational risks, including data processing system failures or fraud; (17) asset/liability matching risks and liquidity risks; (18) the costs, effects and outcomes of existing or future litigation; (19) changes in general economic, political, or industry conditions, nationally, internationally or in the communities in which we conduct business; (20) changes in accounting policies and practices, as may be adopted by state and federal regulatory agencies and the Financial Accounting Standards Board; (21) war or terrorist activities, including the war in Ukraine, widespread disease or pandemic, or other adverse external events, which may cause deterioration in the economy or cause instability in credit markets; (22) the effects of cyber-attacks; (23) the imposition of tariffs or other domestic or international governmental policies impacting the value of the agricultural or other products of our borrowers; (24) effects of the ongoing COVID-19 pandemic, including its effects on the economic environment, our customers, employees and supply chain; (25) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; (26) the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at other banks that resulted in failure of those institutions; and (27) other risk factors detailed from time to time in Securities and Exchange Commission filings made by the Company. Non-GAAP Measures This presentation contains non-GAAP measures for tangible common equity, tangible book value per share, tangible common equity ratio, loan yield, tax equivalent, efficiency ratio, net interest income, tax equivalent, net interest margin, tax equivalent, return on average tangible equity, and pre-tax, pre-provision earnings. Management believes these measures provide investors with useful information regarding the Company’s profitability, financial condition and capital adequacy, consistent with how management evaluates the Company’s financial performance. A reconciliation of each non-GAAP measure to the most comparable GAAP measure is included, as necessary, in the Appendix.

3 Financial Highlights Total assets $ 6,410.0 (2.55) % 7.55 % Total loans held for investment, net 3,919.4 2.05 20.59 Total deposits 5,555.2 1.58 9.40 Balance Sheet Equity to assets ratio 7.81% 32 bps (65) bps Tangible common equity ratio (non-GAAP) 6.48 31 (72) CET1 risk-based capital ratio 9.39 11 (42) Total risk-based capital ratio 12.31 24 (58) Loans to deposits ratio 70.55% 33 654 Capital and Liquidity Net interest margin, tax equivalent (non-GAAP) 2.75% (18) bps (4) bps Cost of total deposits 1.12 46 89 Return on average assets 0.09 (88) (86) Return on average tangible equity (non-GAAP) 2.70 (1,515) (1,086) Efficiency ratio (non-GAAP) 62.32 453 186 Profitability Nonperforming loans ratio 0.37% (4) bps (59) bps Nonperforming assets ratio 0.23 (1) (30) Net charge-off ratio 0.03 (33) (25) Allowance for credit losses ratio 1.27 (1) (15) Credit Risk Profile Q1.23 Financial Highlights – See the Appendix for Non-GAAP financial measures. – Note: Financial metrics as of or for the quarter ended March 31, 2023. Change vs. Dollars in millions Q1.23 Q4.22 Q1.22

4 Deposits 69% 19% 12% Insured Deposits Uninsured Deposits Collateralized Uninsured Deposits Deposit Highlights • Total uninsured deposits at March 31, 2023 were $1.72 billion, which includes $692.1 million of collateralized municipal deposits. • On average, customers have held their deposits at MidWestOne for approximately 11.6 years. • Average deposit account balance of $29 thousand. • Cycle-to-date interest bearing deposit beta was 24%. Uninsured Deposits(1) March 31, 2023 $ B ill io ns $5.47 $5.53 $5.66 $5.56 $5.34 $5.22 $5.20 $5.19 $0.13 $0.30 $0.46 $0.37 (0.70)% (2.22)% (0.37)% (0.30)% Deposits, Ex Brokered Brokered Deposits Change in Deposits, Ex Brokered 12/31/22 01/31/23 02/28/23 03/31/23 (1) Uninsured deposits per Bank's estimate of uninsured deposits on call report Schedule RC-O less collateralized municipal deposits as reported on Schedule RC-E. (2) Represents the change in deposits, ex brokered from the prior month-end. (2)

5 Strong Liquidity Position 64.01% 65.21% 68.40% 70.22% 70.55% Q1.22 Q2.22 Q3.22 Q4.22 Q1.23 63.00% 64.00% 65.00% 66.00% 67.00% 68.00% 69.00% 70.00% 71.00% Loans to Deposits Ratio Balance Sheet dollars in millions Cash and Cash Equivalents (1) $69.2 Unpledged Securities $698.5 Projected Investment Cash Flow: 3-Months $57 6-Months $93 1-Year $156 (1) Comprised of cash and due from banks, interest-bearing deposits, and federal funds sold. Off-Balance Sheet dollars in millions Available Federal Fund Lines $155.0 Unused FHLB Borrowing Capacity $777.2 Estimated Unused Brokered Deposit Capacity $250.0 Discount Window Capacity $419.4 Bank Term Funding Program Capacity $90.2 Total Unsecured and Pledged Funding Capacity $1,691.8 Additional Unpledged Securities $698.5 Total Funding Capacity + Unpledged Securities $2,390.3 March 31, 2023 March 31, 2023

6 MOFG's Five Strategic Pillars Exceptional Customer and Employee Engagement Strong Core Local Banking Model Sophisticated Commercial Banking and Wealth Management Specialty Business Lines Improving Our Efficiency and Operations

7 Strategic Pillar #1: Exceptional Customer and Employee Engagement Build Upon MOFG's Award-Winning Culture Results Driven Performance Integrate Employee Insights to Improve Reward Driven Performance Metrics Results Driven Talent Development 1 Measurable goals aligned to MidWestOne's financial results 2 Invest in capabilities to achieve a successful transformation 3 Incentivize financial results focused performance metrics 4 Leverage employee feedback to drive improvements

8 Strategic Pillar #2: Strong Core Local Banking Model Stable and Granular, Core Deposit Base Supports MOFG's Strategic Plan MOFG’s relationship driven community bank platform offers diverse products and services that attracts deposits from consumer and commercial customers while driving cross sell opportunities Average Account Size $29k Average Services Used 3.6 Average Branch Deposit Size $91mm Consumer Lending Growth 10% Relationship Driven Community Bank

9 Strategic Pillar #3:Commercial Banking and Wealth Management Leaning Into Our Major Markets of the Twin Cities, Denver and Metro Iowa • Continue to hire experienced bankers with proven track records • Target companies from $20 - $100 million in revenues • Focus on major markets • Maintain a prudent approach to risk and growth • Exiting 2025 - targeting high single digit loan growth, annually Commercial Banking • Treasury Management is a key enabler to our commercial success • Will invest to expand our platform, product offerings, and talent • Goals - drive deposit growth, improve non-interest bearing deposit mix as a % of total deposits, & increase fee income Treasury Management • Beginning to see the results of our Twin Cities and Cedar Rapids team lift out which is starting to drive AUM growth • Will continue to look for team lift outs to further drive asset growth and fee income • Continue to add to MOFG's investment strategy platforms Wealth Management

10 Strategic Pillar #4: Specialty Business Lines Growth Opportunities in Specialty Commercial Business Lines Expand immediately into: • Commercial Real Estate • Government Guaranteed Lending • Agri Business Over the Medium Term: • Develop Deposit Vertical • Middle Market C&I • Government / Non-Profit • Sponsor Finance • Recruit Product Specialists • Innovative Commercial Loan Platform • Specialization Policy Development • Evolved Decisioning Process • Enhanced Compliance Controls Focus on Full Customer Relationship Acquisition Drive Deposit Growth While Maintaining Risk Management

11 Strategic Pillar #5: Improving Our Efficiency and Operations • Engaged a third-party strategic consulting firm to identify areas for efficiency gains and cost reduction • Re-allocating 2.5% of our operating expense base into more productive, profitable markets and departments • Reducing 2.5% of our Q4 2022 operating expense run rate to further lower our forward operating expense platform • Investing in digital capabilities and infrastructure: creating a three-year technology / digital road map focused on improving customer experience and enabling the company to achieve its strategic plan priorities Completed Operational Action Item Adapted mortgage business to the reduction in volume and demand in the real estate market Drive Operational Efficiency Improve efficiency and ability to scale operations to reduce costs and improve customer experiences Modernize Our Infrastructure Reduce core dependency to increase speed-to-market, control costs, and drive scalability

12 Goal: Deliver Improved and Consistent Financial Results • ROA of 90 - 100 bps • Deposit Growth of 2 - 4% • Loan Growth of 7 - 9% • Efficiency Ratio of 58 - 60% • Annual EPS growth of 12% • ROA of 110 - 120 bps • Annual Tangible Book Value growth of 10% • Efficiency Ratio of 55 - 57% Exiting 2024, Management Expects to Achieve: Exiting 2025, Management Expects to Achieve:

Strong Community Banking Model

Rural core deposit franchise that supports **growing metropolitan markets**

Market	Banking Offices	Deposits ($MM)	Deposits/ Banking Office ($MM)	Gross Loans ($MM)	Median HHI ($)	2022-2027 Projected HHI Change	2022-2027 Projected Pop. Growth	February 2023 Unemployment Rate
Denver	1	$ 117	$ 117	$ 383	$ 95,551	14.51 %	5.47 %	3.20 %
Iowa Community	23	$ 1,743	$ 76	$ 883	$ 62,409	9.85 %	1.16 %	3.20 %
Iowa Metro	16	$ 1,842	$ 115	$ 1,339	$ 71,317	9.99 %	3.54 %	3.10 %
Naples & Fort Myers	2	$ 162	$ 81	$ 165	$ 75,833	12.72 %	5.90 %	2.65 %
Twin Cities	15	$ 1,325	$ 88	$ 1,162	$ 92,084	10.55 %	4.53 %	3.20 %
Total	57	$ 5,189		$ 3,932				
National					$ 72,465	12.10 %	3.21 %	3.60 %

Source: S&P Capital IQ for Median HHI, 2022 - 2027 Projected HHI, and 2022-2027 Projected Population Growth)
Source: Bureau of Labor Statistics - February 2023 Unemployment Rate

Note: Markets are representative of the following metropolitan areas (combined as applicable):

- Denver - Denver, Colorado
- Iowa Community - Muscatine, Fairfield, Fort Madison IA / Keokuk IL, Oskaloosa, Pella, Platteville, WI.
- Iowa Metro - Cedar Rapids, Des Moines, Dubuque, Iowa City, and Waterloo/Cedar Falls.
- Naples & Fort Myers - Cape Coral/Fort Myers and Naples/Marco Island, Florida
- Twin Cities - Minneapolis/St. Paul/Bloomington, MN - WI.

Note: Banking offices and deposits ($MM) as of March 31, 2023. Deposit balance excludes brokered time deposits of $366.5 million.

MidWestOne FINANCIAL GROUP, INC.

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14 Commercial Loan Portfolio Commercial and Industrial, 33% Agricultural, 3% Farmland, 6% Construction & Development, 10% Multifamily, 8% CRE-Other, 40% Commercial Loan Portfolio Mix - March 31, 2023 Commercial Loan Portfolio of $3.2 billion $883.5 $1,011.8 $865.4 $936.9 $247.8 $375.9 Twin Cities Iowa Metro Denver 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 Commercial Loan Growth in Targeted Regions $ in Millions

15 Commercial Real Estate 4.7% 95.3% NOO CRE Office All Other Loans Non-Owner Occupied CRE Office March 31, 2023 $ millions 1Q23 Construction & Development $ 323.0 Farmland 183.9 Multifamily 255.7 CRE Other: NOO CRE Office 184.2 OO CRE Office 86.4 Industrial and Warehouse 334.0 Retail 251.5 Hotel 108.9 Other 329.7 Total Commercial Real Estate $ 2,057.3 Commercial Real Estate Portfolio(2) March 31, 2023 Portfolio Highlights March 31, 2023 $ millions Average NOO CRE Office outstanding principal $ 1.5 Commercial Real Estate Concentration: % of Total Capital Regulatory Threshold Construction, land development and other land 49% 100 % Total CRE loans(1) 200% 300% (1)Total CRE loans includes construction, land development and other land, in addition to multifamily and NOO CRE. (2) Represents the outstanding principal balance of the CRE portfolio.

16 Focusing on Growth in Wealth Management $2.4 $2.4 $2.7 $2.7 $2.8 2019 2020 2021 2022 1Q.2023 $— $1.0 $2.0 $3.0 Investment Services and Trust Activity Revenue • Asset amounts presented are in billions of dollars • Revenue amounts presented are in millions of dollars $8.0 $9.6 $11.7 $11.2 $2.7 $2.9 2019 2020 2021 2022 4Q.2022 1Q.2023 $— $5.0 $10.0 $15.0 Wealth Management Assets Under Administration • Building momentum in the Twin Cities with a talented wealth management team focused on leveraging strong relationships with our Retail and Commercial colleagues • Strengthened wealth management capabilities in the fourth quarter of 2021 with the addition of an experienced wealth management team in Eastern Iowa that collectively has more than 120 years of experience • Invested in financial technology that will improve the customer experience and streamline internal processes

17 Financial Performance Overview

18 Balance Sheet 1Q23 vs. 4Q22 1Q23 vs. 1Q22 Period end balances, $ millions 1Q23 $ Change % Change $ Change % Change Loans $3,919.4 $78.8 2% $669.4 21 % Investment securities $2,071.8 -$211.2 (9) % -$278.1 (12) % Interest earning deposits in banks $5.3 $2.9 121% -$6.9 (57) % Deposits $5,555.2 $86.2 2% $477.5 9 % Borrowed funds $282.0 -$249.1 (47) % -$39.1 (12) % Shareholders' equity $500.7 $7.9 2% -$3.8 (1) % 1Q23 1Q23 Period end 1Q23 4Q22 vs. 4Q22 1Q22 vs. 1Q22 Tangible book value per share (non-GAAP) $26.13 $25.60 2% $26.98 (3) % Common equity Tier 1 capital ratio 9.4% 9.3% 10 bps 9.8% -40 bps AOCI $(78.9) $(89.0) 11% $(42.0) (88) % Return on average tangible equity (non-GAAP) 2.70% 17.85% -1515 bps 13.56% -1086 bps – See the Appendix for Non-GAAP financial measures.

19 Balance Sheet- Average Loans and Deposits – IB Deposits represent interest bearing deposits and NIB Deposits represent noninterest bearing deposits. – Loan yield, tax equivalent is a non-GAAP measure. See the Appendix for Non-GAAP financial measures. A ve ra ge b al an ce s, $ bi lli on s Average Deposits $5.04 $5.50 $5.55 $4.04 $4.38 $4.52 $1.00 $1.12 $1.03 0.29% 0.83% 1.38% IB Deposits NIB Deposits Cost of IB Deposits 1Q22 4Q22 1Q23 A ve ra ge b al an ce s, $ bi lli on s Average Loans $3.25 $3.79 $3.87 3.98% 4.66% 4.95% Loans Loan yield, tax equivalent 1Q22 4Q22 1Q23

20 Balance Sheet - Debt Securities Portfolio Municipals, 19% MBS, 1% CLO, 6% CMO, 15% Corporate, 59% 1.97% 2.13% 2.27% 2.35% 2.40% Total Securities Held for Investment (FTE) Q1.22 Q2.22 Q3.22 Q4.22 Q1.23 Investment Securities Yield Available for Sale Debt Securities Portfolio Mix March 31, 2023 Municipals, 48% MBS, 7% CMO, 45% Held to Maturity Debt Securities Portfolio Mix March 31, 2023 • Investment Portfolio Mix: ◦ AFS Securities - $1.0 billion ◦ HTM Securities - $1.1 billion • Investment Portfolio Duration: ◦ AFS Securities - 3.3 ◦ HTM Securities - 6.6 ◦ Total Securities - 5.0 • Allowance for credit losses for investments is $0 Portfolio Composition

21 Credit $ m ill io ns Nonperforming Assets 54% YoY Decline $31.46 $27.62 $26.07 $15.92 $14.44 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $ m ill io ns Net Charge-Offs $2.2 $0.3 $0.6 $3.5 $0.3 1Q22 2Q22 3Q22 4Q22 1Q23 Credit Quality Measures $ millions 1Q22 2Q22 3Q22 4Q22 1Q23 Nonperforming assets ratio 0.53% 0.43% 0.40% 0.24% 0.23 % Net charge-off ratio 0.28% 0.03% 0.06% 0.36% 0.03 % Loans greater than 30 days past due and accruing $8.3 $12.3 $6.0 $6.7 $4.9 Allowance for credit losses ratio 1.42% 1.45% 1.39% 1.28% 1.27%

22 Income Statement % Change 1Q23 vs. $ millions 1Q23 4Q22 1Q22 4Q22 1Q22 Net interest income $40.1 $43.6 $37.3 (8) % 8 % Noninterest income -4.0 10.9 11.6 (137) % (134) % Total revenue 36.1 54.5 48.9 (34) % (26) % Noninterest expense 33.3 34.4 31.6 (3) % 5 % Pre-tax, pre-provision earnings (non-GAAP) $2.8 $20.1 $17.3 (86) % (84) % Credit loss expense $0.9 $0.6 $0.0 50 % n / m Income tax expense $0.4 $3.5 $3.4 (89) % (88) % Net income $1.4 $16.0 $13.9 (91) % (90) % 1Q23 1Q23 1Q23 4Q22 1Q22 vs. 4Q22 vs. 1Q22 Net interest margin (non-GAAP) 2.75% 2.93% 2.79% -18 bps -4 bps Efficiency ratio (non-GAAP) 62.32% 57.79% 60.46% -453 bps -186 bps Diluted EPS $0.09 $1.02 $0.88 (91) % (90) % – See the Appendix for Non-GAAP financial measures.

23 Appendix

24 Non-GAAP Financial Measures Tangible Common Equity / Tangible Book Value per Share / Tangible Common Equity Ratio March 31, 2023 dollars in thousands Total shareholders' equity $ 500,650 Intangible assets, net (91,040) Tangible common equity $ 409,610 Total assets $ 6,409,952 Intangible assets, net (91,040) Tangible assets $ 6,318,912 Book value per share $ 31.94 Tangible book value per share (1) $ 26.13 Shares outstanding 15,675,325 Tangible common equity ratio (2) 6.48% (1) Tangible common equity divided by shares outstanding. (2) Tangible common equity divided by tangible assets. Loan Yield, Tax Equivalent For the Three Months Ended March 31, 2022 December 31, 2022 March 31, 2023 dollars in thousands Loan interest income, including fees $ 31,318 $ 43,769 $ 46,490 Tax equivalent adjustment (1) 540 725 716 Tax equivalent loan interest income $ 31,858 $ 44,494 $ 47,206 Yield on loans, tax equivalent (2) 3.98% 4.66% 4.95 % Average Loans $ 3,245,449 $ 3,791,880 $ 3,867,110 (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent loan interest income divided by average loans. Efficiency Ratio For the Three Months Ended March 31, 2023 dollars in thousands Total noninterest expense $ 33,319 Amortization of intangibles (1,752) Merger-related expenses (136) Noninterest expense used for efficiency ratio $ 31,431 Net interest income, tax equivalent (1) $ 41,314 Noninterest income (4,046) Investment securities (losses) gains, net (13,170) Net revenues used for efficiency ratio $ 50,438 Efficiency ratio 62.32% (1) The federal statutory tax rate utilized was 21%.

25 Non-GAAP Financial Measures Pre-tax / Pre-provision Net Revenue For the Three Months Ended March 31, 2023 dollars in thousands Net interest income $ 40,076 Noninterest income (4,046) Noninterest expense (33,319) Pre-tax / Pre-provision Net Revenue $ 2,711 Return on Average Tangible Equity For the Three Months Ended March 31, 2023 dollars in thousands Net income $ 1,397 Intangible amortization, net of tax (1) 1,314 Tangible net income $ 2,711 Average shareholders' equity $ 498,547 Average intangible assets, net 92,002 Average tangible equity $ 406,545 Return on average equity 1.14 % Return on average tangible equity (2) 2.70% (1) The combined income tax rate utilized was 25%. (2) Annualized tangible net income divided by average tangible equity. Net Interest Income, Tax Equivalent / Net Interest Margin, Tax Equivalent For the Three Months Ended March 31, 2023 dollars in thousands Net interest Income $ 40,076 Tax equivalent adjustments: Loans (1) 716 Securities (1) 522 Net Interest Income, tax equivalent $ 41,314 Average interest earning assets $ 6,100,456 Net interest margin, tax equivalent (2) 2.75% (1) The federal statutory tax rate utilized was 21%. (2) Annualized tax equivalent net interest income divided by average interest earning assets.